SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: April 20, 2004

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of Incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000
(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5. Other Events and Required FD Disclosure

On April 20, 2004, Corinthian Colleges, Inc. (“Corinthian”) issued a press release announcing plans to streamline its LTU division by closing two LTU continuing education centers. A copy of Corinthian’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

April 20, 2004	/s/ Dennis N. Beal

Dennis N. Beal, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release of Corinthian Colleges, Inc. issued April 20, 2004.